    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2002
                                                               FILE NO. 2-86337
                                                              FILE NO. 811-3835

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, DC 20549

                             ---------------------
                                   FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                       [X] POST-EFFECTIVE AMENDMENT NO. 19                   [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 19                             [X]

                             ---------------------

                        VALUE LINE CENTURION FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
               (Adress of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                               DAVID T. HENIGSON
                               VALUE LINE, INC.
                             220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
                    (Name and Address of Agent for Service)

                                   COPY TO:
                              PETER D. LOWENSTEIN
                        TWO SOUND VIEW DRIVE, SUITE 100
                              GREENWICH, CT 06830



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
       [X] ON MAY 1, 2002 PURSUANT TO PARAGRAPH (B)
       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


================================================================================

                        Value Line Centurion Fund, Inc.

           --------------------------------------------------------
                                   PROSPECTUS
                                  MAY 1, 2002
           --------------------------------------------------------


                               [VALUE LINE LOGO]




  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                     Fund Summary
                     What is the Fund's goal?  Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 3
                     What are the Fund's fees and expenses?  Page 4


How We Manage the Fund
Our principal investment strategies  Page 5
The principal risks of investing in the Fund  Page 6


                                Who Manages the Fund
                                Investment Adviser  Page 7
                                Management fees  Page 7
                                Portfolio management  Page 7


          About Your Account
          How to buy and sell shares  Page 8
          Dividends, distributions and taxes  Page 9


                                   Financial Highlights
                                   Financial Highlights  Page 10

FUND SUMMARY


WHAT IS THE FUND'S GOAL?

                  The Fund's investment objective is long-term growth of capital. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by the Guardian Insurance & Annuity Company, Inc. ("GIAC").


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                  To achieve the Fund's goals, we invest substantially all of the Fund's net assets in common stocks. In selecting securities for purchase or sale, we rely on the Value Line Timeliness (Trade Mark) Ranking System, which compares the Adviser's estimate of the probable market performance of each stock during the next six to twelve months relative to all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund will usually invest are those U.S. Securities ranked 1 or 2 by the Ranking System. There are no set limitations of investments according to the company's size, although the Fund generally invests in U.S. securities issued by larger, more established companies.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                  The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to fluctuate more than bond prices.

                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 6.

HOW HAS THE FUND PERFORMED?


                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500 (Registered Trademark) , a widely quoted, unmanaged index of stock performance. You should remember that unlike the Fund, this index is unmanaged and does not include the costs of buying, selling, and holding the securities. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund's returns would be less than those shown. All returns reflect reinvested dividends. The Fund's past performance is not necessarily an indication of how it will perform in the future.


                  TOTAL RETURNS AS OF 12/31 EACH YEAR (%)


5.93    9.21    -2.21   40.08   17.34   21.39   27.47   28.23   -12.47  -16.35

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001

BEST QUARTER:   Q4 1998     +29.26%
WORST QUARTER:  Q3 2001     (17.22%)



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01 (%)



                                                               1 YEAR         5 YEARS       10 YEARS
----------------------------------------------------------------------------------------------------
VALUE LINE CENTURION FUND                                       -16.35%        7.76%        10.45%
----------------------------------------------------------------------------------------------------
S&P 500 (Registered Trademark) INDEX (REFLECTS NO DEDUCTION     -11.88%       10.70%        12.94%
FOR FEES OR EXPENSES)
----------------------------------------------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?

These tables describe the fees and expenses you pay in connection with an investment in the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF NONE OFFERING PRICE
--------------------------------------------------------------------------------
    MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGNAL        NONE
    PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS            NONE
--------------------------------------------------------------------------------
    REDEMPTION FEE                                                          NONE
--------------------------------------------------------------------------------
    EXCHANGE FEE                                                            NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
ASSETS)

--------------------------------------------------------------------------------
  MANAGEMENT FEES                                       0.50%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES                 NONE
--------------------------------------------------------------------------------
  OTHER EXPENSES                                        0.09%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                  0.59%
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
  VALUE LINE CENTURION FUND, INC.   $60        $189        $329        $738
-------------------------------------------------------------------------------

HOW WE MANAGE THE FUND


OUR PRINCIPAL INVESTMENT STRATEGIES

                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.

                  We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments.

                  In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness (Trade Mark) Ranking System which has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

                  The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.

                  At least 90% of the Fund's portfolio will typically consist of common stocks ranked 1 or 2 by the Value Line Timeliness Ranking System. Stocks that fall in rank below 2 will be sold as soon as practical, although stocks ranked 1 or 2 may also be sold if the Adviser deems a sale to be advisable. There are at present 100 stocks ranked 1 and 300 stocks ranked 2.

                  The Value Line Timeliness Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance for the next six to twelve months. Reliance upon the 1 and 2 rankings, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. Accordingly, the Fund generally will purchase and hold securities which are believed to have relatively superior potential for capital appreciation over the next six to twelve months. Reliance on the rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

                  TEMPORARY DEFENSIVE POSITION

                  From time to time in response to adverse market or other conditions, we may invest a portion of the Fund's net assets in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this becomes necessary, the Fund may not achieve its investment objectives.


                  PORTFOLIO TURNOVER

                  The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund's performance.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                  The Fund limits its investments to stocks ranked 1 or 2 by the Value Line Timeliness Ranking System. The Fund's use of the Value Line Ranking System involves the risk that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                  Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

 WHO MANAGES THE FUND


                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.


INVESTMENT ADVISER

                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $4.5 billion.


                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. A subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.50% of the Fund's average daily net assets.


PORTFOLIO MANAGEMENT


                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

ABOUT YOUR ACCOUNT


HOW TO BUY AND SELL SHARES

                  You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by GIAC. The Fund continuously offers its shares to GIAC's separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to owners of the Contracts ("Contractowners") units in its separate accounts which directly correspond to shares in the Fund. GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Fund redeems shares from GIAC's separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

                  THE ACCOMPANYING PROSPECTUS FOR A GIAC VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.


             o    NET ASSET VALUE

                  We determine the Fund's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange each day that exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Directors. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The Fund intends to pay dividends from its net investment income and distribute any capital gains that it has realized annually. All dividends and capital gains distributions will be automatically reinvested, at net asset value, by GIAC's separate accounts in additional shares of the Fund.

                  Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The prospectus for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contractowners.

FINANCIAL HIGHLIGHTS


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-221-3253.

FINANCIAL HIGHLIGHTS




                                                                         YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------------
                                                   2001               2000             1999             1998             1997
--------------------------------------             ----               ----             ----             ----             ----
NET ASSET VALUE, BEGINNING OF YEAR          $    27.25           $   36.09         $  30.44         $  25.52         $  24.83
--------------------------------------      -----------          ---------         --------         --------         --------
  INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income                          .05                 .04              .03              .09              .09
    Net gains or losses on
    securities (both realized and
    unrealized)                                  (4.48)              (3.69)            8.13             6.67             5.30
--------------------------------------      -----------          ---------         --------         --------         --------
  Total income from
  investment operations                          (4.43)              (3.65)            8.16             6.76             5.39
--------------------------------------      -----------          ---------         --------         --------         --------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                             (.04)               (.03)            (.09)            (.09)            (.09)
    Distributions from net
    realized capital gains                       (3.00)              (5.16)           (2.42)           (1.75)           (4.61)
    Tax return of capital                         (.07)                --               --               --               --
--------------------------------------      -----------          ---------         --------         --------         --------
Total distributions                              (3.11)              (5.19)           (2.51)           (1.84)           (4.70)
--------------------------------------      -----------          ---------         --------         --------         --------
NET ASSET VALUE, END OF YEAR                $    19.71           $   27.25         $  36.09         $  30.44         $  25.52
--------------------------------------      -----------          ---------         --------         --------         --------
TOTAL RETURN**                                  (16.35%)            (12.47%)          28.23%           27.47%           21.39%
--------------------------------------      -----------          ---------         --------         --------         --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
thousands)                                  $  523.803           $ 733,303         $971,372         $815,207         $720,091
Ratio of expenses to average net
assets                                             .59%(1)             .59%(1)          .59%(1)          .59%(1)          .60%(1)
Ratio of net income to average net
assets                                             .20%                .12%             .08%             .31%             .35%
Portfolio turnover rate                            141%                 76%              64%             112%              85%


** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total return for all periods shown.

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

FOR MORE INFORMATION


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2002, which we have filed electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund, c/o GIAC, 7 Hanover Square, New York, NY 10004 or call toll-free 800-221-3253.


                  Reports and other information about the Fund are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 202-942-8090.

  INVESTMENT ADVISER           CUSTODIAN
  Value Line, Inc.            State Street Bank and Trust Company
  220 East 42nd Street        225 Franklin Street
  New York, NY 10017-5891     Boston, MA 02110




                                                               File No. 811-3855

                        VALUE LINE CENTURION FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                                1-800-221-3253

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2002


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Centurion Fund, Inc. (the "Fund") dated May 1, 2002, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2001 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-221-3253.


                                 ------------

                               TABLE OF CONTENTS




                                                                           PAGE
                                                                          -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-4
       Investment Advisory and Other Services .........................   B-6
       Brokerage Allocation and Other Practices .......................   B-8
       Capital Stock ..................................................   B-9
       Purchase, Redemption and Pricing of Shares .....................   B-9
       Taxes ..........................................................   B-10
       Performance Data ...............................................   B-10
       Financial Statements ...........................................   B-11

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


     CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1983. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


     INVESTMENT STRATEGIES AND RISKS. The primary investment objective of the Fund is long-term growth of capital. The Fund's investment objective cannot be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. There are risks in all investments, including any stock investment, and in all mutual funds that invest in stocks.

     The Fund seeks to achieve its investment objective by investing substantially all of its assets in common stocks ranked 1 or 2 for year-ahead performance by the Value Line Timeliness Ranking System. However, a portion of its assets may be held from time to time in cash, debt securities, bonds or preferred stocks when the Adviser deems such a position appropriate in the light of economic or market conditions. The Fund may also purchase restricted securities, write covered call options, purchase and sell stock index futures contracts and options thereon, and enter into repurchase agreements.


     REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


     FUND POLICIES.

       (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

       (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

       (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

       (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

       (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

       (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

       (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

       (viii) The Fund may not write, purchase or sell any put or call options or any combination thereof.

       (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

       (xii) The Fund may not invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges except that warrants attached to other securities are not subject to these limitations.

       (xiii) The Fund may not invest in commodities or commodity contracts.

       (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xv) The primary investment objective of the Fund is long-term growth of capital.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

     Since the Fund will be used as an investment vehicle for variable annuity contracts and variable life insurance policies issued through The Guardian Insurance & Annuity Company Inc. ("GIAC"), its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.


                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.






                                                                                                           OTHER
                                                    LENGTH                  PRINCIPAL                  DIRECTORSHIPS
                                                    OF TIME             OCCUPATION DURING                 HELD BY
NAME, ADDRESS AND AGE          POSITION             SERVED               THE PAST 5 YEARS                 DIRECTOR
----------------------------   ---------------   ------------   ---------------------------------   -------------------
Interested Directors*
Jean Bernhard Buttner          Chairman of       Since 1983     Chairman, President and Chief       Value Line, Inc.
Age 67                         the Board of                     Executive Officer of Value Line,
                               Directors                        Inc. (the "Adviser") and Value
                               and President                    Line Publishing, Inc. Chairman
                                                                and President of each of the
                                                                15 Value Line Funds and Value
                                                                Line Securities, Inc. (the "Dis-
                                                                tributor").

Marion N. Ruth                 Director          Since 2000     Real Estate Executive; Presi-       Value Line, Inc.
5 Outrider Road                                                 dent, Ruth Realty (real estate
Rolling Hills, CA 90274                                         broker); Director of the Adviser
Age 67                                                          since 2000.
Non-Interested Directors

John W. Chandler               Director          Since 1991     Consultant, Academic Search                 None
1611 Cold Spring Rd                                             Consultation Service, Inc.
Williamstown, MA 01267                                          Trustee Emeritus and Chair-
Age 78                                                          man (1993-1994) of the Board
                                                                of Trustees of Duke University;
                                                                President Emeritus, Williams
                                                                College.

Frances T. Newton              Director          Since 2000     Customer Support Analyst,                   None
4921 Buckingham Drive                                           Duke Power Company.
Charlotte, NC 28209
Age 60

Francis Oakley                 Director          Since 2000     Professor of History, Williams      Berkshire Life
54 Scott Hill Road                                              College, 1961 to present.           Insurance Company.
Williamstown, MA 01267                                          President Emeritus since 1994
Age 70                                                          and President, 1985-1994;
                                                                Chairman (1993-1997) and In-
                                                                terim President (2002) of the
                                                                America Council of Learned
                                                                Societies.

David H. Porter                Director          Since 1997     Visiting Professor of Classics,             None
5 Birch Run Drive                                               Williams College, since 1999;
Saratoga Springs, NY 12866                                      President Emeritus, Skidmore
Age 66                                                          College since 1999 and Presi-
                                                                dent, 1987-1998.

                                                                                                               OTHER
                                                      LENGTH                   PRINCIPAL                   DIRECTORSHIPS
                                                      OF TIME              OCCUPATION DURING                  HELD BY
NAME, ADDRESS AND AGE          POSITION               SERVED                THE PAST 5 YEARS                  DIRECTOR
----------------------------   -----------------   ------------   -----------------------------------   -------------------
Paul Craig Roberts             Director            Since 1983     Chairman, Institute for Political     A. Schulman Inc.
169 Pompano St.                                                   Economy.                              (plastics)
Panama City Beach, FL 32413
Age 63

Nancy-Beth Sheerr              Director            Since 1996     Senior Financial Advisor, Haw-              None
1409 Beaumont Drive                                               thorne, since 2001. Chairman,
Gladwyne, PA 19035                                                Radcliffe College Board of
Age 53                                                            Trustees, 1990-1999.
Officers

Philip J. Orlando              Vice President      Since 1996     Chief Investment Officer with                --
Age 43                                                            the Adviser.

Alan N. Hoffman                Vice President      Since 2000     Portfolio Manager with the                   --
Age 48                                                            Adviser.

Stephen E. Grant               Vice President      Since 2001     Portfolio Manager with the                   --
Age 48                                                            Adviser.

David T. Henigson              Vice President,     Since 1994     Director, Vice President and                 --
Age 44                         Secretary and                      Compliance Officer of the Ad-
                               Treasurer                          viser. Director and Vice Presi-
                                                                  dent of the Distributor. Vice
                                                                  President, Secretary and Trea-
                                                                  surer of each of the 15 Value
                                                                  Line Funds.



------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     All of the Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The non-interested Directors of the Fund also meet with the independent auditors in executive session at each meeting. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee held one telephonic meeting during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the fourteen other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended December 31, 2001. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.






                                        TOTAL
                                     COMPENSATION
                                      FROM FUND
                        AGGREGATE      AND FUND
                      COMPENSATION     COMPLEX
NAMES OF PERSONS        FROM FUND     (15 FUNDS)
-------------------- -------------- -------------
Jean B. Buttner          $  -0-        $   -0-
John W. Chandler          3,000         45,000
Frances T. Newton         3,000         45,000
Francis C. Oakley         3,000         45,000
David H. Porter           3,000         45,000
Paul Craig Roberts        3,000         45,000
Marion N. Ruth            3,000         45,000
Nancy-Beth Sheerr         3,000         45,000




     As of the date of this Statement of Additional Information, The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, owned all of the outstanding shares of the Fund. Such shares are allocated to one or more Guardian separate accounts which are registered as unit investment trusts under the 1940 Act. The address of The Guardian Insurance & Annuity Company, Inc. is 7 Hanover Square, New York, New York. It is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

     None of the Directors own any shares of the Fund. The following table illustrates the dollar range of any equity securities beneficially owned by each Director in all of the Value Line Funds as of December 31, 2001:





                           AGGREGATE DOLLAR
                            RANGE OF EQUITY
                           SECURITIES IN ALL
NAME OF DIRECTOR        OF THE VALUE LINE FUNDS
--------------------   ------------------------
Jean B. Buttner             Over $100,000
John W. Chandler          $10,001 -- $50,000
Frances T. Newton         $10,001 -- $50,000
Francis C. Oakley         $10,001 -- $50,000
David H. Porter           $10,001 -- $50,000
Paul Craig Roberts          Over $100,000
Marion N. Ruth              Over $100,000
Nancy-Beth Sheerr         $10,001 -- $50,000



     None of the non-interested Directors, and his or his immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.



                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.


     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate of 0.50% of the Fund's average daily net assets. During 1999, 2000 and 2001 the Fund paid or accrued to the Adviser advisory fees of $4,313,362, $4,494,695 and $2,935,666, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. In addition, the Fund has agreed to reimburse GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on behalf of the Fund. See note 5 of the notes to the Fund's financial statements for the year ended December 31, 2001. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

     In approving the investment advisory agreement, the Board of Directors, including the non-interested directors, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar funds, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested directors considered the foregoing in the light of the memoranda given to them by their legal counsel as to the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested directors, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders.


     The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $4.5 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During 1999, 2000 and 2001, the Fund paid brokerage commissions of $858,031, $1,051,338 and $1,295,777, respectively, of which $487,568 (57%),
$623,790 (59%) and $754,767 (58%), respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers.


     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During 2001, $946,912 (73%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $348,865 (27%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to the other entities that it advises. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.


     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                 CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Fund are available to the public only through the purchase of certain contracts or policies issued by GIAC. There are no minimum investor requirements.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time.

NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange

(generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.


                                     TAXES

     The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to GIAC's separate accounts. The Fund's net investment income is made up of dividends and interest, less expenses. The computation of net capital gains takes into account any capital loss carry forward of the Fund.

     Federal tax regulations require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contractowners.


                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)n = ERV

Where: P   =  a hypothetical initial purchase order of $1,000
       T   =  average annual total return
       n   =  number of years
       ERV =  ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

     The Fund's average annual total returns for the one, five and ten year periods ending December 31, 2001 were -16.35%, 7.76% and 10.45%, respectively.



     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended December 31, 2001, including the financial highlights for each of the five fiscal years in the period ended December 31, 2001, appearing in the 2001 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

   (a)        Articles of Incorporation.*

   (b)        By-laws.*

   (c)        Not applicable.

   (d)        Investment Advisory Agreement.*

   (e)        Distribution Agreement.*

   (f)        Not applicable.

   (g)        Custodian Agreement.*

   (h)        Agreement with The Guardian Insurance & Annuity Company, Inc.*

   (i)        Legal Opinion.*

   (j)        Consent of independent accountants.

   (k)        Not applicable.

   (l)        Not applicable.

   (m)        Not applicable.

   (p)        Code of Ethics.**

------------
* Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 17, filed April 26, 2000, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article Sixth (7) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16, filed February 26, 1999.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                         OTHER EMPLOYMENT
----------------------- --------------------------- -----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and   -----------------------------------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold Bern-
                        and Director                hard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a Di-
                        and Director                rector of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.     Director                    Attorney-at-law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive, President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds


ITEM 27. PRINCIPAL UNDERWRITERS.

   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

     (b)

                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
  Jean Bernhard Buttner          Chairman of the      Chairman of the
                                 Board                Board and
                                                      President

  David T. Henigson              Vice President,      Vice President,
                                 Secretary,           Secretary and
                                 Treasurer and        Treasurer
                                 Director

  Stephen LaRosa                 Asst. Vice           Asst. Treasurer
                                 President


     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.


   (c)        Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company
      c/o NFDS
      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                               ----------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 19 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 14, 2002 relating to the financial statements and financial highlights which appear in the December 31, 2001 Annual Report to Shareholders of Value Line Centurion Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 16, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 19th day of April, 2002.


                                         VALUE LINE CENTURION FUND, INC.

                                         By: /s/ David T. Henigson
                                            -------------------------------
                                            DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.



         SIGNATURES                               TITLE                           DATE
----------------------------        --------------------------------        ---------------
      *JEAN B. BUTTNER              Chairman and Director;                  April 19, 2002
      (JEAN B. BUTTNER)             President; Principal
                                    Executive Officer

      *JOHN W. CHANDLER             Director                                April 19, 2002
     (JOHN W. CHANDLER)

     *FRANCES T. NEWTON             Director                                April 19, 2002
     (FRANCES T. NEWTON)

     *FRANCIS C. OAKLEY             Director                                April 19, 2002
     (FRANCIS C. OAKLEY)

      *DAVID H. PORTER              Director                                April 19, 2002
      (DAVID H. PORTER)

     *PAUL CRAIG ROBERTS            Director                                April 19, 2002
    (PAUL CRAIG ROBERTS)

       *MARION N. RUTH              Director                                April 19, 2002
      (MARION N. RUTH)

     *NANCY-BETH SHEERR             Director                                April 19, 2002
     (NANCY-BETH SHEERR)

    /s/ David T. Henigson           Treasurer; Principal Financial          April 19, 2002
----------------------------        and Accounting Officer
     (DAVID T. HENIGSON)

*By /s/ David T. Henigson
-------------------------
(DAVID T. HENIGSON, ATTORNEY-IN-FACT)